EXHIBIT NO. 99.2(j)(3)
                                                         As of: 26 April 2005

                         Exhibit A to Custodian Contract
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                            Name of Trust/Portfolio              State Street Portfolio       Chase Portfolio
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                  I.   MFS Family of Funds
                       MFS Series Trust I:
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                       Cash Reserve Fund (MCF)                          X
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                       Core Equity Fund (RGI)                           X
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                  -------------------------------------------------------------------------------------------------
                       Core Growth Fund (CGF)                           X>
                  -------------------------------------------------------------------------------------------------
                       Managed Sectors Fund (MMS)                                                 X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       New Discovery Fund (NDF)                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Research International Fund (RIF)                X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Strategic Growth Fund (AGF)                      X
                  -------------------------------------------------------------------------------------------------
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                       Technology Fund (SCT)                            X
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                       Value Fund (EIF)                                 X
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                  -------------------------------------------------------------------------------------------------
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                       MFS Series Trust II:
                  -------------------------------------------------------------------------------------------------
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                       Emerging Growth Fund (MEG)                                                 X
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                       Large Cap Growth Fund (MCG)                                                X
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                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
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                       MFS Series Trust III:
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       High Income Fund (MFH)                                                     X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       High Yield Opportunities Fund (HYO)              X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Municipal High Income Fund (MMH)                 N/A                      N/A
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                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
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                       MFS Series Trust IV:
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Gov't. Money Mkt. Fund (MMG)                      X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Mid Cap Growth Fund (OTC)                                                  X
                  -------------------------------------------------------------------------------------------------
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                       Money Market Fund (MMM)                          X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Municipal Bond Fund (MMB)                        N/A                       N/A
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                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
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                       MFS Series Trust V:
                  -------------------------------------------------------------------------------------------------
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                       International New Discovery Fund (MIO)           X
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                       Research Fund (MFR)                                                        X
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                       Total Return Fund (MTR)                                                    X
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                  -------------------------------------------------------------------------------------------------
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                       MFS Series Trust VI:
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                       Global Equity Fund (MWE)                                                   X
                  -------------------------------------------------------------------------------------------------
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                       Global Total Return Fund (MWT)                                             X
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                       Utilities Fund (MMU)                                                       X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
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                       MFS Series Trust VII:
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                         Capital Opportunities Fund (MVF)                                         X
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                  -------------------------------------------------------------------------------------------------
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                       MFS Series Trust VIII:
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                         Strategic Income Fund (MSI)                                              X
                  -------------------------------------------------------------------------------------------------
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                         Global Growth Fund (WGF)                       X
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                  -------------------------------------------------------------------------------------------------
                         MFS Tax Managed Equity Fund (TME)              X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
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                       MFS Series Trust IX:
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
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                       Bond Fund (MFB)                                                            X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Emerging Opportunities Fund (MCV)                X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Inflation-Adjusted Bond Fund (IAB)               X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Intermediate Inv. Grade Bond Fund                X
                  (IBF)
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Limited Maturity Fund (MLM)                                                X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Municipal Ltd. Maturity Fund (MML)               N/A                       N/A
                  -------------------------------------------------------------------------------------------------
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                       Research Bond Fund (RBF)                         X
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                       Research Bond Fund J  (RBJ)                      X
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                  -------------------------------------------------------------------------------------------------
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                       MFS Series Trust X:
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                       Aggressive Growth Allocation Fund (AGG)          X
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                       Conservative Allocation Fund (CON)               X
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                       Emerging Markets. Debt Fund (EMD)                X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Emerging Markets Equity Fund (FEM)               X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Floating Rate High Income Fund (FRH)             X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Gemini U.K. Fund (GKF)                           X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Value Fund (GOF)                                                    X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Growth Allocation Fund (GRO)                     X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       International Diversification Fund               X
                  (MDI)
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       International. Growth Fund (FGF)                 X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       International Value Fund (FGI)                   X
                  -------------------------------------------------------------------------------------------------
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                       Moderate Allocation Fund (MOD)                   X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       New Endeavor Fund (NEF)                          X
                  -------------------------------------------------------------------------------------------------
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                       Strategic Value Fund (SVF)                       X
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                  -------------------------------------------------------------------------------------------------
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                       MFS Series Trust XI:
                  -------------------------------------------------------------------------------------------------
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                       Mid Cap Value Fund (MDF)                         X
                  -------------------------------------------------------------------------------------------------
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                       Union Standard Equity Fund (UNE)                 X
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                  -------------------------------------------------------------------------------------------------
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                       MFS Municipal Series Trust:
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       AL Municipal Bond Fund (MAL)                       N/A                       N/A
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                       AR Municipal Bond Fund (MAR)                       N/A                       N/A
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                       CA Municipal Bond Fund (MCA)                       N/A                       N/A
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                       FL Municipal Bond Fund (MFL)                       N/A                       N/A
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                       GA Municipal Bond Fund (MGA)                       N/A                       N/A
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                       MD Municipal Bond Fund (MMD)                       N/A                       N/A
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                       MA Municipal Bond Fund (MMA)                       N/A                       N/A
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                       MS Municipal Bond Fund (MMP)                       N/A                       N/A
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                       NY Municipal Bond Fund (MNY)                       N/A                       N/A
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                       NC Municipal Bond Fund (MNC)                       N/A                       N/A
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                       PA Municipal Bond Fund (MPA)                       N/A                       N/A
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                       SC Municipal Bond Fund (MSC)                       N/A                       N/A
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                       TN Municipal Bond Fund (MTN)                       N/A                       N/A
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                       VA Municipal Bond Fund (MVA)                       N/A                       N/A
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                       WV Municipal Bond Fund (MWV)                       N/A                       N/A
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                       Municipal Income Fund (MMI)                        N/A                       N/A
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                       Stand-Alone Funds:
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                       Government Limited Maturity Fund (MGL)             N/A                       N/A
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                         Government Securities Fund (MGS)                 N/A                       N/A
                  -------------------------------------------------------------------------------------------------
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                       Growth Opportunities Fund (MGO)                                              X
                  -------------------------------------------------------------------------------------------------
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                       MA Investors Growth Stock Fund (MIG)                                         X
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                       MA Investors Trust (MIT)                            X
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
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                  II.  MFS Closed-End Funds
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                       Charter Income Trust (MCR)                          X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Government. Markets. Income Trust (MGF)             X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Intermediate Income Trust (MIN)                     X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Multimarket Income Trust (MMT)                                             X
                  -------------------------------------------------------------------------------------------------
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                       Municipal Income Trust (MFM)                       N/A                    N/A
                  -------------------------------------------------------------------------------------------------
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                       Special Value Trust (MFV)                                                  X
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                  III. MFS Institutional Funds
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                       MFS Institutional Trust (MFSIT):
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Inst. International Equity Fund (IIE)               X
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                       Inst. Large Cap Growth. Fund (ILC)                  X
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                       Inst. Large Cap Value Fund (ILV)                    X
                  -------------------------------------------------------------------------------------------------
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                       Inst. Int'l Research Equity Fund (IRE)              X
                  -------------------------------------------------------------------------------------------------
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                  -------------------------------------------------------------------------------------------------
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                       MFS Variable Insurance Trust (MVI):
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Capital Opportunities Series (VVS)                                         X
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                       Emerging Growth Series (VEG)                                               X
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                       Global Equity Series (VGE)                       X
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                  -------------------------------------------------------------------------------------------------
                       High Income Series (VHI)                                                   X
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                       Investors Growth Stock Series (VGS)              X
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                       Investors Trust Series (VGI)                                               X
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                       Mid Cap Growth Series (VMG)                      X
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                       Money Market Series (VMM)                        X
                  -------------------------------------------------------------------------------------------------
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                       New Discovery Series (VND)                       X
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                       Research Bond Series (VFB) (fka Bond                                       X
                  Series)
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                       Research Series (VFR)                                                      X
                  -------------------------------------------------------------------------------------------------
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                       Research International Series (VRI)              X
                  -------------------------------------------------------------------------------------------------
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                       Strategic Income Series (VWG) ( fka                                        X
                  Global Governments Series)
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Total Return Series (VTR)                                                  X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Utilities Series (VUF)                                                     X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Value Series (VLU)                                                         X
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                  IV.  MFS/Sun Life Series Trust
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Bond Series (BDS)                                X
                  -------------------------------------------------------------------------------------------------
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                       Capital Appreciation Series (CAS)                                          X
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                       Capital Opportunity Series (VAL)                 X
                  -------------------------------------------------------------------------------------------------
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                       Emerging Growth Series (EGS)                                               X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Emerging Markets Equity Series (FCE)             X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Governments Series (WGS)                                            X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Growth Series (WGO)                       X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Total Return Series (WTS)                                           X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Government. Securities Series (GSS) N/A N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       High Yield Series (HYS)                                                    X
                  -------------------------------------------------------------------------------------------------
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                       International. Growth Series (FCI)                X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       International Value Series (FCG)                  X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Mass. Inv. Growth Stock Series (MIS)              X
                  -------------------------------------------------------------------------------------------------
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                       Mass. Investors Trust Series (CGS)                X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Mid Cap Growth Series (MCS)                                                X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Mid Cap Value Series (MVS)                        X
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                       Money Market Series (MKS)                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       New Discovery Series (NWD)                        X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Res. Gr. and Inc. Series (RGS)                    X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Research International Series (RSS)               X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Research Series (RES)                                                      X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Strategic Growth Series (SGS)                     X
                  -------------------------------------------------------------------------------------------------
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                       Strategic Income Series (SIS)                     X
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                       Strategic Value Series (SVS)                      X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Technology Series (TKS)                           X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Total Return Series (TRS)                                                  X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Utilities Series (UTS)                                                     X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Value Series (EIS)                                X
                  -------------------------------------------------------------------------------------------------
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                  V.   Compass Products
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Cap. Appreciation Var. Acct. (CAVA)               X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Gov't. Securities Var. Acct. (GSVA)              N/A                     N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Gov'ts. Var. Acct. (WGVA)                                          X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       High Yield Variable Acct. (HYVA)                                          X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Managed Sectors Var. Acct. (MSVA)                                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Money Mkt. Variable Acct.(MMVA)                  X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Total Return Variable Acct. (TRVA)                                        X
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         MFS Funds Listed in this Exhibit A                            State Street Bank and Trust Company



         By:          JAMES F. DESMARAIS                               By:
            -----------------------------------------                     -----------------------------------------
                Name: James F. DesMarais                                   Name:
                Title:  Assistant Secretary and Assistant Clerk            Title:


                                                                       JPMorgan Chase Investor Services Co.

                                                                       By:
                                                                          -----------------------------------------
                                                                           Name:
                                                                           Title:
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